                          CERTIFICATE OF DESIGNATION
                                      OF
                 SERIES A CUMULATIVE PERPETUAL PREFERRED STOCK
                                      OF
                            NEWPARK RESOURCES, INC.


     Pursuant to Section 151(g) of the Delaware General Corporation Law, NEWPARK
                 --------------
RESOURCES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies that the following resolution was duly adopted by the Board of Directors of the Company on April 7, 1999, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Company, which authorizes the issuance of up to 1,000,000 shares of preferred stock, $0.01 par value.

     RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors of the Company and pursuant to the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of preferred stock, herein designated and authorized as the Series A Cumulative Perpetual Preferred Stock, $0.01 par value per share, which shall consist of 150,000 of the 1,000,000 shares of preferred stock which the Company now has authority to issue, and the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof as follows:

     1.   Number.  The number of shares constituting the Series A Cumulative
          ------
Perpetual Preferred Stock (the "Series A Preferred Stock") shall be 150,000.

     2.   Definitions.  Unless the context otherwise requires, when used herein
          -----------
the following terms shall have the meaning indicated.

     "Actual Special Redemption Date" is defined in Section 8(C).
      ------------------------------                ------------

     "Affiliate" means with respect to any Person, any other Person directly, or
      ---------
indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person. For purposes of this definition, the term "control" (and correlative terms "controlling," "controlled by" and "under common control with") means possession of the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a Person.

     "Associate" shall have the meaning ascribed to such term in Rule 12b-2
      ---------
promulgated under the Exchange Act.

     "Beneficially Own" or "Beneficial Ownership" has the meaning set forth in
      ----------------      --------------------
Rules 13d-3 and 13d-5 of the Exchange Act.

     "Board" means the Board of Directors of the Company.
      -----

     "Business Combination" means (i) any consolidation or merger of the Company
      --------------------
with or into any Person or of any Person with or into the Company, or (ii) any issuance by the Company of shares of Common Stock or Common Stock Equivalents, in one or a series of related transactions, in connection with the acquisition of assets (other than cash) or securities by the Company or a Subsidiary of the Company (including by way of a merger of a Subsidiary of the Company with or into a Person), or (iii) the sale, assignment, conveyance, transfer, lease or other disposition by the Company, in one or a series of related transactions, of all or substantially all of its assets.

     "Business Day" means any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in Houston, Texas or New Orleans, Louisiana generally are authorized or required by law or other governmental actions to close.

     "Capital Stock" means (i) with respect to any Person that is a corporation,
      -------------
any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

     "Certificate" means the Certificate of Incorporation of the Company, as
      -----------
amended.

     "Certificate of Designation" means this Certificate of Designation of the
      --------------------------
Series A Preferred Stock.

     "Change of Control" shall mean any event constituting the consummation of
      -----------------
any Business Combination except where (i) (A) if the Common Stock or Voting Stock of the Company is converted into or exchanged for cash, securities or other property, the shareholders of the Company immediately prior to such Business Combination own (in substantially the same proportion relative to each other as such shareholders owned the Common Stock or Voting Stock of the Company, as the case may be, immediately prior to such consummation) (x) 50.1% or more of the Voting Stock of the surviving or transferee entity immediately after such Business Combination, and (y) 50.1% or more of the outstanding common stock of the surviving or transferee entity immediately after such Business Combination, or (B) if the Common Stock or Voting Stock of the Company is not converted into or exchanged for cash, securities or other property, the shareholders of the Company immediately prior to such Business Combination own (in substantially the same proportion relative to each other as such shareholders owned the Common Stock or Voting Stock of the Company, as the case may be, immediately prior to such consummation) (x) 50.1% or more of the Voting Stock of the Company immediately after such Business Combination, and (y) 50.1% or more of the Common Stock immediately after such Business Combination, (ii) the members of the Board immediately prior to the entering into the agreement relating to such Business Combination (or if no such agreement is entered into, then immediately prior to the consummation of such Business Combination) constitute at least a majority of the Board (in the case of a transaction described in clause (i)(B) of this definition) or the board of directors of the surviving or transferee entity (in the case of a transaction described in clause
(i)(A) of this definition) immediately after such Business Combination, with no agreements or arrangements in place immediately after such consummation that would result in the members of the Board immediately prior to the entering into the agreement relating to such Business Combination ceasing to constitute at least a majority of the Board or the board of directors of the surviving or transferee entity, as applicable and (iii) no Person or Group of Persons immediately after such Business Combination is the Beneficial Owner of 35% or more of the total outstanding Common Stock or Voting Stock of the Company (in the case of a transaction described in clause (i)(B) of this definition) or of the total outstanding Voting Stock or common stock of the surviving or transferee entity (in the case of a transaction described in clause (i)(A) of this definition), as applicable; provided, however, that if a Person or Group of Persons was on the date one year prior to the consummation of such Business Combination a Beneficial Owner of 35% or more of the total outstanding Voting Stock of the Company or Common Stock, then the condition provided for in this clause (iii) will be deemed to be met as long as such Person or Group of Persons does not immediately after such consummation Beneficially Own a greater percentage of (in the case of a transaction described in clause (i)(A) of this definition) the total outstanding Voting Stock or common stock of the surviving or transferee entity or (in the case of a transaction described in clause (i)(B) of this definition) the total outstanding Voting Stock of the Company or the Common Stock than the percentage of the total outstanding Voting Stock of the Company or Common Stock that such Person or Group of Persons Beneficially Owned one year prior to such consummation and no other Person or Group of Persons immediately after such Business Combination is the Beneficial Owner of 35% or more of (in the case of a transaction described in clause (i)(A) of this definition) the total outstanding Voting Stock or common stock of the surviving or transferee entity or (in the case of a transaction described in clause (i)(B) of this definition) the total outstanding Voting Stock of the Company or the Common Stock. In calculating the percentage of the Voting Stock owned where there is more than one class or series of Voting Stock, the percentage of the Voting Stock shall be calculated based on the number of votes eligible to be cast in the election of directors generally. In calculating the percentages of Voting Stock and Common Stock or common stock, as the case may be, owned for purposes of this definition, such calculation shall be calculated on a basis assuming the exercise or conversion in full of all Common Stock Equivalents and on a basis disregarding all Common Stock Equivalents, and the percentage which results in the lower percentage owned by the shareholders of the Company shall apply in the application of clause (i) above.

     "Common Stock" means the Company's common stock, par value $.01 per share,
      ------------
and any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to a Business Combination to which the Company is a party.

     "Common Stock Equivalents" means (without duplication with any other Common
      ------------------------
Stock or common stock, as the case may be, or Common Stock Equivalents) rights, warrants, options, convertible securities or exchangeable securities, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock, or common stock, as the case may be, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

     "Company" means Newpark Resources, Inc. a Delaware corporation.
      -------

     "Company Subordinated Debt" shall mean (i) in the context of the
      -------------------------
determination of the Yield to Maturity as of any Reset Date other than the Final Reset Date, the Company's 8 5/8% Senior

Subordinated Notes due 2007, Series B; provided, however, that if the Company's 8 5/8% Senior Subordinated Notes due 2007, Series B are not outstanding as of the 40th day prior to the applicable Reset Date, then Company Subordinated Debt shall mean the then largest outstanding issue, with a principal amount of at least $50 million, of non-convertible subordinated notes issued by the Company which mature on or after December 15, 2007, if any, which are rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. and which were issued either in an offering registered under the Securities Act or in a Rule 144A offering and (ii) in the context of the determination of the Yield to Maturity as of the Final Reset Date, the largest outstanding issue, with a principal amount of at least $100 million, of non-convertible subordinated notes issued by the Company which mature on or after April 15, 2011, if any, which are rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. and which were issued either in an offering registered under the Securities Act or in a Rule 144A offering.

     "DGCL" means the General Corporation Law of the State of Delaware, as
      ----
amended, or any successor statute or other legislation.

     "Dividend Payment Date" is defined in Section 3(A).
      ---------------------                ------------

     "Dividend Period" is defined in Section 3(A).
      ---------------                ------------

     "Dividend Rate" means a rate equal to (i) prior to the Initial Dividend
      -------------
Reset Date, a nominal rate of five percent (5%) per annum payable quarterly and
(ii) on or after the Initial Dividend Reset Date, the Dividend Rate determined pursuant to Section 4. In determining the amount of dividends per share of
            ---------
Series A Preferred Stock to be paid pursuant to Section 3(A), such rate shall be
                                                ------------
multiplied by the Stated Value, and in determining the amount of dividends per share of Series A Preferred Stock to be paid pursuant to Section 3(C), such rate
                                                         ------------
shall be multiplied by the per share amount of the applicable accrued but unpaid dividends, in each case as adjusted to reflect the payment of dividends on a quarterly basis.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      ------------
any successor statute, and the rules and regulations promulgated thereunder.

     "Final Dividend Reset Date" means April 15, 2006.
      -------------------------

     "Group" means a group as contemplated by Section 13(d)(3) of the Exchange
      -----                                   ----------------
Act.

     "Holder" means a holder of record of the Series A Preferred Stock.
      ------

     "In-the-Money Warrant Value" is defined in Section 8(E).
      --------------------------                ------------

     "Initial Dividend Reset Date" means April 15, 2002.
      ---------------------------

     "Investment Banking Firm" shall mean a nationally recognized investment
      -----------------------
banking firm.

     "Issue Date" means with respect to any shares of Series A Preferred Stock
      ----------
the original date of issuance of such shares of Series A Preferred Stock.

     "Junior Securities" means Capital Stock that, with respect to dividends and
      -----------------
distributions upon Liquidation, ranks junior to the Series A Preferred Stock.

     "Liquidation" means the voluntary or involuntary liquidation, dissolution
      -----------
or winding up of the Company; provided, however, that a consolidation, merger or share exchange shall not be deemed a Liquidation, nor shall a sale, assignment, conveyance, transfer, lease or other disposition by the Company of all or substantially all of its assets, which does not involve a distribution by the Company of cash or other property to the holders of Common Stock, be deemed to be a Liquidation.

     "Liquidation Preference" is defined in Section 6.
      ----------------------                ---------

     "Majority of the Series A Preferred Stock" means more than 50% of the then
      ----------------------------------------
outstanding shares of Series A Preferred Stock.

     "Market Price" means, with respect to a particular security, on any given
      ------------
day, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the principal national securities exchange on which the applicable security is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, (i) the closing sale price for such day reported by the NASDAQ Stock Market if such security is traded over-the-counter and quoted in the NASDAQ Stock Market, or (ii) if such security is so traded, but not so quoted, the average of the closing reported bid and asked prices of such security as reported by the NASDAQ Stock Market or any comparable system, or (iii) if such security is not listed on the NASDAQ Stock Market or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price, with respect to the Company Subordinated Debt, shall be deemed to be the fair value of such security as determined by an Investment Banking Firm selected by the Company, and the Market Price, with respect to Common Stock and any other security, shall be deemed to be the fair value per share of such security as determined in good faith by the Board.

     "Notice of Redemption" is defined in Section 7(B).
      --------------------                ------------

     "Notice of Special Redemption" is defined in Section 8(B).
      ----------------------------                ------------

     "Parity Securities" means Capital Stock that, with respect to dividends or
      -----------------
distributions upon Liquidation, is pari passu with the Series A Preferred Stock.

     "Person" means an individual or a corporation, partnership, trust,
      ------
incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Purchase Agreement" means the Purchase Agreement dated as of April 8,
      ------------------
1999, among the Company and the Purchaser pursuant to which 150,000 shares of Series A Preferred Stock and certain other securities are to be issued by the Company, including all schedules and exhibits thereto.

     "Purchaser"means SCF-IV, L.P.
      ---------

     "Record Date" is defined in Section 3(A).
      -----------                ------------

     "Redemption Date" is defined in Section 7(B).
      ---------------                ------------

     "Redemption Price" is defined in Section 7(A).
      ----------------                ------------

     "Related Person" shall mean any Person who is, or any Group of Persons who
      --------------
are, the Beneficial Owner of 10% or more of the outstanding Common Stock.

     "Reset Date" means the Initial Dividend Reset Date, the Second Dividend
      ----------
Reset Date or the Final Dividend Reset Date, as applicable.

     "Second Dividend Reset Date" means April 15, 2004.
      --------------------------

     "Securities Act" means the Securities Act of 1933, as amended, or any
      --------------
successor statute, and the rules and regulations promulgated thereunder.

     "Senior Securities" means Capital Stock that, with respect to dividends or
      -----------------
distributions upon Liquidation, ranks senior to the Series A Preferred Stock.

     "Series A Preferred Stock" means the Series A Cumulative Perpetual
      ------------------------
Preferred Stock of the Company or successor preferred stock as contemplated by
Section 5(C)(ii)(A)(y).
----------------------

     "Special Redemption Price" is defined in Section 8(E).
      ------------------------                ------------

     "Stated Value" is an amount equal to $100.00 per share of Series A
      ------------
Preferred Stock.

     "Subsidiary" of a Person means (i) a corporation, a majority of whose stock
      ----------
with voting power, under ordinary circumstances, to elect directors is at the time of determination, directly or indirectly, owned by such Person or by one or more Subsidiaries of such Person, or (ii) any other entity (other than a corporation) in which such Person or one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has at least a majority ownership interest.

     "Trading Day" means a day on which the principal market with respect to the
      -----------
security in question is regularly scheduled to be open for trading or if there is no such principal market, then a day on which the New York Stock Exchange is regularly scheduled to be open for trading.

     "Voting Stock" of a Person means Capital Stock of such Person of the class
      ------------
or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote in the election of the board of directors, managers or trustees of such Person.

     "Yield to Maturity" shall mean (i) if Company Subordinated Debt is
      -----------------
outstanding as of the 50th day prior to the applicable Reset Date and is not then scheduled to mature or to be prepaid within the next 180 days, the yield to maturity, expressed as a per annum percentage, of the Company Subordinated Debt using as the price of the Company Subordinated Debt the average Market Price (expressed as a percentage of the principal amount) of the Company Subordinated Debt for the five Trading Days ending on the twentieth Trading Day immediately preceding the applicable Reset Date, (ii) if clause (i) is inapplicable, the yield to maturity, expressed as a per annum percentage, to which the Company and the Holders of a Majority of the Series A Preferred Stock agree in writing prior to the 40th day preceding the applicable Reset Date and (iii) otherwise, the yield to maturity, expressed as a per annum percentage, that an Investment Banking Firm selected by the Company states in a written opinion to the Company, with a copy to the Holders, is the yield to maturity as of the 40th day before the applicable Reset Date of the issue of non-convertible subordinated debt of an energy service company that in its judgment has a yield to maturity that approximates the yield to maturity that Company Subordinated Debt would then bear if such debt were then outstanding (taking into account the terms of Company Subordinated Debt that would be required as of such Reset Date). If clause (iii) is applicable and the Company fails to engage an Investment Banking Firm or for any other reason such written opinion is not delivered to the Holders within the 20th day preceding the applicable Reset Date, then the Holders of a Majority of the Series A Preferred Stock may engage an Investment Banking Firm, at the expense of the Company, to so determine the Yield to Maturity, and shall cause the written opinion of the Investment Banking Firm to be delivered to the Company, which determination shall be final and conclusive. If the Yield to Maturity is determined pursuant to clause (i) above, then the Company shall deliver a certificate to the Holders prior to the 10th day preceding the applicable Reset Date providing reasonable detail as to the calculation of such Yield to Maturity and the Dividend Rate to be applicable following the next Reset Date. The Yield to Maturity in each case shall be calculated in accordance with the Securities Industry Association's recommendations as contained in Spence, Graudenz, and Lynch, Securities
                                                             ----------
Calculation Methods, Securities Industry Association, New York, 1973.
-------------------

     "Warrants" means the warrants issued and sold pursuant to the Purchase
      --------
Agreement.

     "Warrant Shares" means shares of Common Stock acquired upon exercise of
      --------------
Warrants.

     The foregoing definitions will be equally applicable to both the singular and plural forms of the defined terms.

     3.   Dividends and Distributions.
          ---------------------------

          (A) The holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Company legally available for that purpose, dividends at the Dividend Rate, and, except as provided in Section
                                                                         -------
     3(C), no more, to be paid in accordance with the terms of this Section 3.
     ----                                                           ---------
     Such dividends shall be cumulative from the Issue Date and shall be payable in arrears, when and as declared by the Board, on March 31, June 30, September 30 and December 31 of each year (each such date being herein referred to as a "Dividend Payment Date"), commencing on June 30, 1999.
                       ---------------------
     The period from the Issue Date to the next Dividend Payment Date and each quarterly period between consecutive Dividend Payment Dates shall hereinafter be referred to as a "Dividend Period." The dividend for any
                                      ---------------
     Dividend Period for any share of Series A Preferred Stock that is not outstanding on every day of the Dividend Period shall be prorated based on the number of days such share was outstanding during the period. Each such dividend shall be paid to the holders of record of the Series A Preferred Stock as their names appear on the share register of the Company on the corresponding Record Date. As used above, the term "Record Date" means,
                                                          -----------
     with respect to the dividend payable on March 31, June 30, September 30 and December 31, respectively, of each year, the preceding March 15, June 15, September 15 and December 15, or such other record date designated by the Board with respect to the dividend payable on such respective Dividend Payment Date not exceeding 30 days preceding such Dividend Payment Date. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on a date designated by the Board, not exceeding 30 days preceding the payment date thereof, as may be fixed by the Board.

          (B) Dividends payable on the Series A Preferred Stock for Dividend Periods ending on or prior to March 31, 2002 shall be paid in the form of Common Stock. Dividends payable on the Series A Preferred Stock for Dividend Periods ending after March 31, 2002 shall be paid in cash. The number of shares of Common Stock to be issued in circumstances when dividends are paid with shares of Common Stock will equal the cash amount of the dividend otherwise payable divided by the average Market Price of the Common Stock for the five Trading Days immediately preceding the record date of such dividend (which record date shall not be prior to the date such dividend is declared); provided, however, that if any adjustment of the Exercise Price pursuant to Section 13 of the Warrants is effective as
                                    ----------
     of any date during the period beginning on the first day of such five-day period and ending on the date on which such shares of Common Stock are issued, then the number of shares of Common Stock to be issued as a dividend pursuant to the foregoing provision will be adjusted to the extent appropriate to reflect such adjustment. The number of shares of Common Stock to be issued as a dividend shall be rounded to the nearest whole share after aggregating all shares of Series A Preferred Stock owned by a Holder.

          (C) If, on any Dividend Payment Date, the Company fails to pay dividends, then until the dividends that were scheduled to be paid on such date are paid, such dividends shall cumulate and shall accrue additional dividends to and including the date of payment thereof at the Dividend Rate then in effect, compounded on a quarterly basis. Unpaid dividends for any period less than a full Dividend Period shall cumulate on a day-to-day basis and shall be computed on the basis of a 360-day year. Except as otherwise provided in this Section
                                -------

3 or in Section 5(B) or 10, no right shall accrue to the Holders by reason of
-       ------------    --
the fact that dividends on the Series A Preferred Stock are not declared or paid for any Dividend Period.

          (D) So long as any shares of the Series A Preferred Stock shall be outstanding, (i) the Company shall not declare or pay any dividend whatsoever, whether in cash, property or otherwise, set aside any cash or property for the payment of dividends, or make any other distribution on any Junior Securities (except a dividend or distribution payable in shares of Junior Securities), (ii) the Company shall not declare or pay any dividend whatsoever, whether in cash, property or otherwise, set aside any cash or property for the payment of dividends, or make any other distribution on any Parity Securities (except a dividend or distribution payable in shares of Junior Securities), and (iii) the Company shall not and shall cause its Subsidiaries not to repurchase, redeem or otherwise acquire or set aside any cash or property for the repurchase or redemption of any Junior Securities or Parity Securities (other than the acquisition of Junior Securities from employees of the Company or any of its Subsidiaries or the acquisition of Junior Securities from a Person in connection with the settlement of disputes with such Person or its shareholders or other equity holders relating to a prior acquisition by the Company or any of its Subsidiaries of assets or securities from such Person or where the consideration payable by the Company consists solely of Junior Securities), unless in each such case all dividends to which the Holders of the Series A Preferred Stock shall have been entitled to receive for all previous Dividend Periods shall have been paid or declared and a sum of money, or shares of Common Stock, as applicable, sufficient for the payment thereof shall have been set apart.

     4.   Dividend Reset Procedures.
          -------------------------

          (A) From and after the Initial Dividend Reset Date and continuing until the Second Dividend Reset Date, the Dividend Rate shall be the sum of
     (i) the Yield to Maturity determined for the Initial Dividend Reset Date and (ii) 2.5%.

          (B) From and after the Second Dividend Reset Date and continuing until the Final Dividend Reset Date, the Dividend Rate shall be the sum of (i) the Yield to Maturity determined for the Second Dividend Reset Date and
     (ii) 2.5%.

          (C) From and after the Final Reset Date, the Dividend Rate shall be the sum of (i) the Yield to Maturity determined for the Final Reset Date and (ii) 4.5%.

     5.   Voting Rights.  The Holders shall have the following voting rights
          -------------
with respect to the Series A Preferred Stock:

          (A) Each share of Series A Preferred Stock shall entitle the holder thereof to the voting rights specified in Sections 5(B) and 5(C) and no
                                               -------------     ----
     other voting rights except as required by law.

          (B) Whenever, at any time or times, dividends payable on the Series A Preferred Stock shall be in arrears in an aggregate amount equivalent to three (3) quarterly dividends (determined without regard to any dividends payable pursuant to Section 3(C)), there shall
                         ------------
     be vested in the Holders, voting as a separate class and with one vote for each share, the right to elect a director of the Company. Such right of the Holders to vote for the election of a director may be exercised at any annual meeting or at any special meeting called for such purpose, or at any adjournment thereof, until all arrearages in dividends on the outstanding shares of Series A Preferred Stock shall have been paid in full, or declared and funds, or shares or Common Stock, as applicable, sufficient for the payment thereof deposited in trust or otherwise made available and when so paid or provided for, then all rights of the Holders under this
     Section 5(B) shall cease. So long as such right to vote continues, the
     ------------
     Secretary of the Company may call, and upon written request of the Holders of ten percent (10%) or more of the outstanding Series A Preferred Stock addressed to him at the principal office of the Company shall call, a special meeting of the Holders for the election of such director as provided herein. Such meeting shall be held within fifty (50) days after delivery of such request to such Secretary, at the place and upon the notice provided by law and in the Bylaws of the Company for the holding of meetings of its shareholders. If at any such meeting or any adjournment thereof the Holders of at least a majority of the then outstanding shares of Series A Preferred Stock then entitled to vote in such election shall be present or represented by proxy, then, by vote of the Holders of at least the majority of all such shares of Series A Preferred Stock present or represented in such meeting, the then authorized number of directors of the Company shall be increased by one (unless a vacancy then exists on the Board) and the Holders of such shares of Series A Preferred Stock shall be entitled to elect such additional director (or fill such vacancy). The Director so elected shall serve until the next annual meeting of the Company's shareholders for the election of directors or until his successor shall be elected and shall qualify; provided, however, that whenever all arrearages in dividends on all outstanding shares of Series A Preferred Stock shall have been paid, or declared and funds, or shares or Common Stock, as applicable, sufficient for the payment thereof deposited in trust or otherwise made available, the term of office of the person so elected as director shall forthwith terminate, and, if the size of the Board shall have been increased as provided herein, the number of the whole Board shall be reduced accordingly. If the director so elected by the Holders shall cease to serve as director before his term shall expire, the Holders may, at a special meeting of such Holders called as provided above, elect a successor to hold office for the unexpired term of such director.

          (C) The consent of the Holders of at least a Majority of the Series A Preferred Stock, voting separately as a single class with one vote per share, in person or by proxy, either in writing without a meeting or at an annual or a special meeting of such Holders called for the purpose, shall be necessary to:

               (i) amend, alter or repeal, by way of merger or otherwise, any of the provisions of the Certificate, including the Certificate of Designation, so as to

                    (A) affect adversely any of the rights, preferences or
               privileges of Holders, or

                    (B) authorize or create any shares of Parity Securities or
               Senior Securities (or amend the provisions of any existing class of Capital Stock to make such class of Capital Stock a class of Parity Securities or Senior Securities), or

               (ii) authorize the consummation of or consummate any Business Combination unless either clause (A) or clause (B) below is satisfied:

                         (A) the consummation of the Business Combination will
                    not result in a Change of Control or the Business Combination will be consummated after April 15, 2004, and in each case:

                         (y) if, but only if, the Company is not the surviving
                    or continuing corporation in the Business Combination or the Company becomes a Subsidiary of another corporation in such Business Combination and the holders of Common Stock become entitled to receive Capital Stock in such other corporation, the Holders of the Series A Preferred Stock shall have the right to receive or continue to hold in the surviving or continuing corporation in such Business Combination the same number of shares of preferred stock with the same rights, preferences and privileges, as correspond to the Series A Preferred Stock held immediately prior to such Business Combination (provided, however, that if the Company or the surviving corporation becomes a Subsidiary of another corporation in such Business Combination and the holders of Common Stock became entitled to receive Capital Stock in such other corporation, then the holders of the Series A Preferred Stock shall be entitled to receive such shares of preferred stock with the same rights, preferences and privileges in such other corporation), and

                         (z) if, but only if, the Company is not the surviving
                    or continuing corporation in the Business Combination or the Company becomes a Subsidiary of another corporation in such Business Combination and the holders of Common Stock become entitled to receive Capital Stock in such other corporation, such surviving or other corporation, as the case may be, has immediately after the consummation of such Business Combination no Senior Securities or Parity Securities (other than the same number of shares with the same rights, preferences and privileges as correspond to any shares of Senior Securities or Parity Securities of the Company outstanding immediately prior to the consummation of the Business Combination), or

                         (B)(w) the consummation of the Business Combination
                    will occur on or before April 15, 2004 and will result in a Change of Control, and

                         (x) the Board has elected, by a duly adopted
                    resolution, to utilize the provisions of this Section
                                                                  -------
                    5(C)(ii)(B) in lieu of obtaining a separate vote of the
                    -----------
                    Holders to authorize the consummation of the Business Combination, and

                         (y) the consummation of such Business Combination has
                    been approved by the holders of 75% or more of the outstanding shares of Common Stock unless such Business Combination would involve (i) the merger or consolidation of the Company or a Subsidiary of the Company with a Related Person or any other Person which is an Affiliate or Associate of a Related Person, (ii) the sale or other disposition of all or substantially all of the assets of the Company to a Related Person or any Affiliate or Associate of a Related Person or (iii) any other Business Combination with a Related Person or an Affiliate or Associate of a Related Person, in which event the Business Combination has been approved by the holders of 75% or more of the outstanding Common Stock not owned, directly or indirectly, by such Related Person or any Affiliate or Associate of such Related Person, and

                         (z) concurrently with, and as a condition to, the
                    consummation of the Business Combination all of the Series A Preferred Stock is redeemed pursuant to the provisions of
                    Section 8(A); or
                    ------------

              (iii) issue any shares of Parity Securities or Senior
          Securities.

          (D) Anything in Section 5(C) to the contrary notwithstanding, (i) the
                          ------------
     consent of the Holders of at least a Majority of the Series A Preferred Stock, voting separately as a single class with one vote per share, shall be required to authorize the consummation on or before April 15, 2004 of any Business Combination that will result in a Change of Control unless the Board has made the election referred to in Section 5(C)(ii)(B)(x), and (ii)
                                                ----------------------
     no separate vote or consent of the Series A Preferred Stock shall be required in connection with the authorization or issuance of, or an increase in the total number of authorized shares of, any class of Junior Securities or an increase in the number of shares of undesignated Preferred Stock that the Company is authorized to issue.

     6.   Liquidation Preference.  In the event of any Liquidation, after
          ----------------------
payment or provision for payment by the Company of the debts and other liabilities of the Company and the liquidation preference of any Senior Securities that rank senior to the Series A Preferred Stock with respect to distributions upon Liquidation, each Holder shall be entitled to receive an amount in cash for each share of the then outstanding Series A Preferred Stock held by such Holder equal to the Stated Value per share plus an amount equal to all accrued but unpaid dividends thereon, whether or not earnings are available in respect of such dividends or such dividends have been declared, to and including the date full payment is tendered, deposited in trust or otherwise made available to the Holders with respect to such Liquidation and no more (such amount being referred to herein as the "Liquidation
                                        -----------

Preference") before any distribution shall be made to the holders of any Junior
----------
Securities (and any Senior Securities or Parity Securities that, with respect to distributions upon Liquidation, rank junior to the Series A Preferred Stock) upon the Liquidation of the Company. In case the assets of the Company available for payment to the Holders are insufficient to pay the full Liquidation Preference on all outstanding shares of the Series A Preferred Stock and all outstanding shares of Parity Securities and Senior Securities that, with respect to distributions upon Liquidation, are pari passu with the Series A Preferred Stock in the amounts to which the holders of such shares are entitled, then the entire assets of the Company available for payment to the Holders and to the holders of such Parity Securities and Senior Securities shall be distributed ratably among the Holders of the Series A Preferred Stock and the holders of such Parity Securities and Senior Securities, based upon the aggregate amount due on such shares upon Liquidation. Written notice of any Liquidation of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, not less than ten days prior to the payment date stated therein, to the Holders of record of the Series A Preferred Stock, if any, at their respective addresses as the same shall appear on the books of the Company.

     7.   Ordinary Redemption.
          -------------------

          (A) Except as provided in this Section 7 or Section 8, the Series A
                                         ---------    ---------
     Preferred Stock may not be redeemed by the Company prior to April 15, 2004. On or after April 15, 2004 or earlier if in accordance with Section 7(D),
                                                                 ------------
     the Series A Preferred Stock may be redeemed by the Company at any time so long as funds are legally available therefor, in whole but not in part, in the manner provided for in this Section 7, at a redemption price per share
                                     ---------
     equal to the Stated Value plus accrued but unpaid dividends to and including the date the redemption price is paid, tendered or otherwise made available to the Holders, payable in same day funds (the "Redemption
                                                               ----------
     Price").

          (B) Notice of redemption (the "Notice of Redemption") of the Series A
                                         --------------------
     Preferred Stock shall be sent by or on behalf of the Company, by first class mail, postage prepaid, to the Holders of record of the Series A Preferred Stock at their respective addresses as they shall appear on the records of the Company, not less than ten (10) days nor more than sixty
     (60) days prior to the date fixed for redemption (the "Redemption Date")
                                                            ---------------
     (1) notifying such holders of the election of the Company to redeem such shares, the Redemption Date and the Redemption Price, and (2) stating the place or places at which the Series A Preferred Stock shall, upon presentation and surrender of the certificates evidencing such shares, be redeemed. The right of the Holders to receive the payment of the Redemption Price shall be conditioned upon the presentation and surrender for cancellation of the certificates evidencing their shares of Series A Preferred Stock.

          (C) If Notice of Redemption shall have been given as hereinbefore provided, each Holder shall be entitled to all preferences, relative and other rights accorded by this Certificate of Designation (including the right to receive dividends, but excluding the conversion rights provided for in Section 10, which shall, subject to the further provisions of this
            ----------
     Section 7(C), terminate as of the date of mailing of the Notice of
     ------------
     Redemption unless such conversion rights had been exercised prior to the date of mailing of the Notice of

     Redemption, in which case such rights shall continue to the extent so exercised) and the DGCL until and including the Redemption Date. If the Company shall default in making, tendering or otherwise making available payment of the Redemption Price on the Redemption Date, then each Holder shall be entitled to all preferences, relative and other rights accorded by this Certificate of Designation (including the right to receive dividends and the conversion rights provided for in Section 10) and the DGCL until
                                               ----------
     and including the date (the "Actual Redemption Date") when the Company
                                  ----------------------
     actually makes, tenders or otherwise makes available payment of the Redemption Price to the Holders. From and after the Redemption Date or, if the Company shall default in making payment or provision for payment as aforesaid on the Redemption Date, the Actual Redemption Date, whether or not the certificates for the shares of Series A Preferred Stock are surrendered for payment of the Redemption Price, the Series A Preferred Stock shall no longer be deemed to be outstanding, and all rights of the Holders shall cease and terminate, except the right of the Holders, upon surrender of certificates therefor, to receipt of amounts to be paid hereunder.

          (D) If any Person or Group becomes the Beneficial Owner of 50% or more of the total outstanding Voting Stock of the Company or of Common Stock, then, at any time at least ninety (90) days after the date of such occurrence, the Holders of a Majority of the Series A Preferred Stock may give written notice to the Company requesting redemption of all Series A Preferred Stock at the Redemption Price. If, within sixty (60) days after receiving such notice from the Holders of a Majority of the Series A Preferred Stock, the Company has not given Notice of Redemption of all of the Series A Preferred Stock in accordance with Section 7(B), the Company
                                                     ------------
     shall be deemed to have elected to permit the Holders of the Series A Preferred Stock to effect an Optional Conversion pursuant to Section 10,
                                                                  ----------
     and the Company shall not be obligated to redeem the Series A Preferred Stock under this Section 7(D).
                      ------------

     8.   Special Redemptions.
          -------------------

          (A) If the consent of the Holders of a Majority of the Series A Preferred Stock is not obtained in connection with a Business Combination that will result in a Change of Control on or before April 15, 2004 and the Company has elected to proceed with such Business Combination by complying with the conditions set forth in Section 5(C)(ii)(B), then, subject to the
                                      -------------------
     satisfaction of such conditions, upon, and as a condition to the consummation of the Business Combination, the Company shall redeem effective with, and subject to, such consummation, all of the Series A Preferred Stock at the Special Redemption Price per share, payable in same day funds on the day that the Business Combination is consummated.

          (B) Notice of redemption (the "Notice of Special Redemption") of the
                                         ----------------------------
     Series A Preferred Stock pursuant to Section 8(A) shall be sent by or on
                                          ------------
     behalf of the Company, by first class mail, postage prepaid, to the Holders of record of the Series A Preferred Stock at their respective addresses as they shall appear on the records of the Company, not less than ten (10) days nor more than ninety (90) days prior to the date fixed for redemption (the "Special Redemption Date") which shall be the date of consummation of
           -----------------------
     the Business

     Combination. The Notice of Special Redemption shall (1) notify such holders of the election of the Company to redeem such shares, the Special Redemption Date and the Special Redemption Price, and (2) state the place or places at which the Series A Preferred Stock shall, upon presentation and surrender of the certificates evidencing such shares, be redeemed. The right of the Holders to receive the payment of the Special Redemption Price shall be conditioned upon the presentation and surrender for cancellation of the certificates evidencing their shares of Series A Preferred Stock.

          (C) If Notice of Special Redemption shall have been given as hereinbefore provided, each Holder shall be entitled to all preferences, relative and other rights accorded by this Certificate of Designation (including the right to receive dividends, but excluding the conversion rights provided for in Section 10, which shall, subject to the further
                            ----------
     provisions of this Section 8(C), terminate as of the date of mailing of the
                        ------------
     Notice of Special Redemption unless such conversion rights had been exercised prior to such date of mailing in which case such rights shall continue to the extent so exercised) and the DGCL until and including the Special Redemption Date. If the Company shall default in making, tendering or otherwise making available payment of the Special Redemption Price on the Special Redemption Date, then each Holder shall be entitled to all preferences, relative and other rights accorded by this Certificate of Designation (including the right to receive dividends and the conversion rights provided for in Section 10) and the DGCL until and including the
                            ----------
     date (the "Actual Special Redemption Date") when the Company actually
               -------------------------------
     makes, tenders or otherwise makes available payment of the Special Redemption Price to the Holders. From and after the Special Redemption Date or, if the Company shall default in making payment or provision for payment as aforesaid on the Special Redemption Date, the Actual Special Redemption Date, whether or not the certificates for the shares of Series A Preferred Stock are surrendered for payment of the Special Redemption Price, the Series A Preferred Stock shall no longer be deemed to be outstanding, and all rights of the Holders shall cease and terminate (including, without limitation, the right to receive payment for accrued but unpaid dividends), except the right of the Holders, upon surrender of certificates therefor, to receipt of the Special Redemption Price.

          (D) If a Notice of Special Redemption has been given pursuant to
     Section 8(A), and the agreement relating to the proposed Business
     ------------
     Combination to which it relates has been terminated or the Company otherwise has elected not to proceed with the proposed Business Combination, then the Notice of Special Redemption may be rescinded by the Company.

          (E) "Special Redemption Price" shall mean the quotient of (i) $30,000,000 less (A) the aggregate amount of dividends with respect to the Series A Preferred Stock paid to the Holders after the Issue Date and prior to the Special Redemption Date or the Actual Special Redemption Date, as the case may be (such applicable date is hereinafter referred to as the "Date of Redemption") (valuing any dividends paid in the form of shares of Common Stock based on the Market Price of a share of Common Stock on the Trading Day next preceding the date of payment of the applicable dividend) less (B) the aggregate consideration received by the Purchaser prior to the Date of Redemption from the sale or other disposition of any or all of the Warrants and any Warrant Shares less (C) the In-the-

     Money Warrant Value of all Warrants owned by the Purchaser immediately prior to the Date of Redemption less (D) the product of the number of Warrant Shares owned by Purchaser immediately prior to the Date of Redemption multiplied by the Market Price of a share of Common Stock on the Trading Day next preceding the Date of Redemption, divided by (ii) 150,000; provided, however, that the Special Redemption Price shall not be less than the Stated Value plus accrued but unpaid dividends to and including the Date of Redemption. The "In-the-Money Warrant Value" shall mean (a) the aggregate product of (x) the number of shares of Common Stock acquirable upon exercise of the Warrants owned by Purchaser immediately prior to the Date of Redemption multiplied by (y) the Market Price of a share of Common Stock on the Trading Day next preceding the Date of Redemption less (b) the aggregate exercise price for all Warrants owned by Purchaser immediately prior to the Date of Redemption. In connection with a Special Redemption, the Purchaser shall provide the Company with a certificate providing the information requested by the Company that is reasonably necessary to calculate the Special Redemption Price. Anything herein to the contrary notwithstanding, the Company shall not be deemed to be in default in making payment or provision for payment of the Special Redemption Price if its failure to make such payment or provision for payment is a result of Purchaser's failure to provide the information contemplated by the preceding sentence, and the right of the Holders to receive payment of the Special Redemption Price shall be deferred until two Business Days following the Company's receipt of such information.

     9.   Status of Redeemed Shares; Limitations on Series A Preferred Stock.
          ------------------------------------------------------------------
The Company shall return to the status of unauthorized and undesignated shares of Preferred Stock each share of Series A Preferred Stock which it shall redeem or for any other reason acquire, and such shares thereafter may have such characteristics and designations as the Board may determine (subject to Section
                                                                        -------
5), provided, however, no share of Series A Preferred Stock which shall be
-
redeemed or otherwise acquired by the Company shall thereafter be reissued, sold or transferred by the Company as Series A Preferred Stock. The Company will not issue any further shares of Series A Preferred Stock.

     10.  Optional Conversion.
          -------------------

          (A) Subject to the provisions of Section 7 and Section 8, shares of
                                           ---------     ---------
     Series A Preferred Stock are convertible into Common Stock at the Optional Conversion Rate per share of Series A Preferred Stock, at the option of the Holders thereof ("Optional Conversion") (i) at any time after June 1, 2004,
     (ii) at any time dividends payable on the Series A Preferred Stock are in arrears in an aggregate amount equivalent to five quarterly dividends (determined without regard to any dividends payable pursuant to Section
                                                                     -------
     3(C)), and (iii) at any time after the Company is deemed to have elected
     ----
     pursuant to Section 7(D) to permit the Holders to effect an Optional
                 ------------
     Conversion. The right of the Holders to effect an Optional Conversion based on an arrearage in dividends shall immediately terminate (except to the extent Holders have previously delivered written notice of conversion to the Company) when all arrearages in dividends have been paid in full or declared and funds, or shares of Common Stock, as applicable, sufficient for the payment thereof deposited in trust or otherwise made available to the Holders. Optional Conversion of shares of Series A Preferred Stock may be effected by delivering certificates evidencing such shares of Series A Preferred Stock, together with a duly executed written notice of conversion and, if required by the Company, a proper assignment of such certificates to the Company's principal executive offices or to the office of the transfer agent for the shares of Series A Preferred Stock or to any other office or agency maintained by the Company for that purpose. Each Optional Conversion shall be deemed to have been effected immediately before the close of business on the date on which the certificates evidencing such shares of Series A Preferred Stock and the related notice of conversion are received by the Company. The Optional Conversion shall be at the Optional Conversion Rate in effect on such date. Anything herein to the contrary notwithstanding, shares of Series A Preferred Stock may not be converted unless all then outstanding shares of Series A Preferred Stock are converted at the same time even if the shares of Series A Preferred Stock are held by more than one Holder. If the Holders of a Majority of the Series A Preferred Stock elect to effect an Optional Conversion, then all outstanding shares of Series A Preferred Stock held by other Holders shall be deemed to be converted at the same time.

          (B) The Optional Conversion Rate per share of Series A Preferred Stock shall be the number of shares of Common Stock equal to the quotient of (i) the Stated Value plus all accrued but unpaid dividends to and including the effective date of the Optional Conversion on one share of the Series A Preferred Stock divided by (ii) the higher of (x) the average of the Market Price of the Common Stock for the five Trading Days immediately preceding the effective date of the Optional Conversion; provided, however, that if any adjustment of the Exercise Price pursuant to Section 13 of the Warrants
                                                      ----------
     is effective during such five-day period, then the average of the Market Price of the Common Stock for such five-day period will be adjusted to the extent appropriate to reflect such adjustment or (y) $2.00 (such amount shall be adjusted in a manner similar to the adjustment to the Exercise Price under the Warrants with respect to events occurring after the Issue Date that are subject to Section 13(B) of the Warrants). As of the
                              -------------
     effective date of the Optional Conversion, the Holder shall be deemed to have been issued the shares of Common Stock the Holder is entitled to receive upon such conversion, and the Holder shall be treated for all purposes as the record holder of such shares of Common Stock on such date, which shares shall, upon issuance, be fully paid and non-assessable and free from liens other than liens created by or imposed upon the Holder.

          (C) The Company will at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, the maximum number of shares of Common Stock into which all shares of Series A Preferred Stock may become convertible pursuant to this Section 10.
                                             ----------

          (D) The Company will procure, at its sole expense, the listing of the Common Stock issuable upon conversion of the Series A Preferred Stock, subject to issuance or notice of issuance, on all stock exchanges on which the Common Stock is then listed. The Company will pay any and all documentary stamp or similar issue or transfer taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion of shares of the Series A Preferred Stock. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involving the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issue and delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

          (E) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series A Preferred Stock. If any such conversion would otherwise require the issuance of a fractional share, an amount equal to such fraction multiplied by the current Market Price per share of Common Stock on the date of conversion shall be paid to the Holder in cash by the Company. If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered.

          (F) The Holders of a Majority of the Series A Preferred Stock may give written notice to the Company at any time terminating the right of the Holders to effect an Optional Conversion.


                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

     IN WITNESS WHEREOF, this Certificate of Designation has been signed on behalf of the Company by its President and attested to by its Secretary, all as of the 13th day of April, 1999.


                                    NEWPARK RESOURCES, INC.



                                    By: /s/ James D. Cole
                                       -------------------------------
                                         President

Attest:


By: /s/ Edah Keating
   ------------------------
     Secretary